Exhibit 10.1

AMENDMENT NO. 7 TO MASTER REPURCHASE AGREEMENT

Amendment No. 7 to Master Repurchase Agreement, dated as of January 19, 2018 (this “Amendment”), among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”), RAIT CRE Conduit II, LLC (the “Seller”) and RAIT Financial Trust (“Guarantor”).

RECITALS

The Buyer (as successor via assignment from UBS Real Estate Securities Inc.), Seller and Guarantor are parties to (a) that certain Master Repurchase Agreement, dated as of January 24, 2014 (as amended by Amendment No. 1, dated as of March 17, 2014, Amendment No. 2, dated as of March 27, 2014, Amendment No. 3, dated as of September 28, 2015, Amendment No. 4, dated as of November 13, 2015, Amendment No. 5, dated as of December 23, 2015, and Amendment No. 6, dated as October 20, 2016, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of January 24, 2014, (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). The Guarantor is a party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Program Guaranty”), dated as of January 24, 2014, made by Guarantor in favor of the Buyer (as successor via assignment from UBS Real Estate Securities Inc.). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, Pricing Letter and the Program Guaranty, as applicable.

The Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Program Guaranty on the date hereof.

Accordingly, the Buyer, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

Section 1.Events of Default.  The parties hereto acknowledge and agree that the audited financial statements for any Financial Reporting Party (including any notes thereto or other opinions or conclusions stated therein) for the calendar year ending December 31, 2017 shall be excluded solely for purposes of determining any Financial Reporting Party’s compliance with Section 13(m) of the Existing Repurchase Agreement.

Section 2.Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received this Amendment, executed and delivered by duly authorized officers of the Buyer, Seller and Guarantor, which shall be satisfactory to the Buyer in form and substance.

2.2Up-Front Fee.  Seller shall remit to Buyer the Up-Front Fee.

Section 3.Ratification of Agreement.  As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

Section 4.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 5.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 6.Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.  The original documents shall be promptly delivered, if requested.

Section 7.Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.  NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION AMONG THE PARTIES HERETO SHALL BE GOVERNED BY E-SIGN.

Section 9.Reaffirmation of Program Guaranty.  The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Program Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Program Guaranty and (iii) acknowledges and agrees that such Program Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Buyer

By:  /s/ David Schell
Name:  David Schell
Title:  Executive Director

By:  /s/ Jared Randall
Name:  Jared Randall
Title:  Executive Director

RAIT CRE CONDUIT II, LLC, as Seller

By: RAIT Partnership, L.P., its sole member and manager

By: RAIT General, Inc., its sole general partner

By:  /s/ Jamie Reyle
Name:  Jamie Reyle
Title:  General Counsel

RAIT FINANCIAL TRUST, as Guarantor

By: /s/ Jamie Reyle
Name:  Jamie Reyle
Title: General Counsel

Signature Page to Amendment No. 7 to Master Repurchase Agreement